Certain confidential information has been omitted from this Exhibit 10.47.5 pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "***" at each place in this Exhibit 10.47.5 where the omitted information appeared in the original.

                                                                 Exhibit 10.47.5



                       FIFTH AMENDMENT TO CREDIT AGREEMENT

               THIS FIFTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of December 21, 2001, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), the other credit parties party hereto (each individually a "Credit Party" and collectively, the "Credit Parties"), the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").


                                    RECITALS

        A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Credit Agreement dated as of September 20, 2000, as amended by the First Amendment to Credit Agreement dated as of March 8, 2001, the Second Amendment to Credit Agreement dated as of March 23, 2001, the Third Amendment to Credit Agreement dated as of April 7, 2001, and the Fourth Amendment to Credit Agreement dated as of September 26, 2001 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

        B. Borrower has requested in the letter attached hereto as Appendix A that Co-Agents and Lenders amend, and consent to certain matters under, the Credit Agreement, and Co-Agents and Lenders are willing to do so subject to the terms and conditions of this Amendment.


                                    AGREEMENT

           NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

           1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

           2. Amendment to Credit Agreement and Other Loan Documents. The following definition is hereby added to Annex A to the Credit Agreement:

                    "Fifth Amendment" means the Fifth Amendment to Credit Agreement dated as of December 21, 2001.

           3. Consent Under Credit Agreement. Notwithstanding the provisions of Sections 6.1 and 6.5 of the Credit Agreement, at the request of Borrower, Co-Agents and Requisite Lenders hereby consent to the following: (1) the formation by WD (Malaysia) SDN BHD ("WDM") of Western Digital (Thailand) Company Limited ("WD Thailand"), a corporation organized and existing under the laws of Thailand, which shall be a wholly-owned Subsidiary of WDM; (2) the contribution of $*** in paid-in capital by WDM to WD Thailand at the time of formation of WD Thailand; and (3) the acquisition of certain assets of Fujitsu (Thailand) Company Ltd. ("Fujitsu") located in Thailand (the "Fujitsu Assets") by WD Thailand (clauses
(1), (2) and (3) are referred to collectively as the "Proposed Transactions") on the following conditions:

               (a) the purchase price payable by WD Thailand (excluding reasonable transaction costs) pursuant to the Asset Purchase Agreement between WD Thailand and Fujitsu dated December 17, 2001 in connection with the purchase of the Fujitsu Assets ("Asset Purchase Agreement") shall be $*** (the "Purchase Price") which Purchase Price shall consist of (i) payment of $*** at closing, (ii) one or more promissory notes entered into by WD Thailand in favor of Fujitsu in the aggregate principal amount of $*** ("Note"), and (iii) the assumption by WD Thailand of the Assumed Liabilities (as defined below) in an amount not to exceed $***;

               (b) the Fujitsu Assets shall be free and clear of all Liens;

               (c) no Indebtedness, Guaranteed Indebtedness, contingent obligations or other liabilities shall be incurred or assumed by WD Thailand, WDM or Borrower in connection with the Proposed Transactions other than (i) the Purchase Price, (ii) the bank guarantee securing the Note, issued by CitiBank Malaysia in favor of Fujitsu (to be collateralized by a deposit by WD Thailand of $*** with CitiBank Malaysia), (iii) the Assumed Liabilities assumed by WD Thailand, and
        (iv) the conditional right of first refusal granted by WD Thailand to Fujitsu to repurchase the land and improvements ("Property") purchased by WD Thailand from Fujitsu pursuant to the Asset Purchase Agreement in the event that WD Thailand ceases to do business in the Navanakorn Industrial Estate and determines to sell the Property;

               (d) WD Thailand shall be treated as an Excluded Subsidiary solely for the purpose of the calculation of clause (f) of the definition of "Permitted Excluded Subsidiary Transactions"; and

               (e) the acquisition of the Fujitsu Assets shall have been approved by the board of directors of each of Fujitsu and Holdings.

Effective upon satisfaction of each of the conditions set forth in paragraph 4 below, Co-Agents and Lenders acknowledge that the Proposed Transactions shall be permitted under the Loan Documents on the terms and conditions set forth in this letter agreement and shall not constitute a breach or default under the Loan Documents so long as (i) WD Thailand shall remain a wholly-owned Subsidiary of WDM, (ii) the aggregate amount of capital paid or payable to WD Thailand by Borrower and WDM as of any date shall not exceed $***, (iii) the fair market value of the assets of WD Thailand shall not be in excess of $***, and (iv) neither Borrower, WDM nor any of their respective Subsidiaries (other than WD Thailand) shall have any obligations pursuant to the "provident fund" under Thai Labor Protection Act B.E. 2541, as amended. If Borrower, WDM or WD Thailand fails to comply with either clauses (i), (ii) or (iii) of the preceding sentence, then such failure shall constitute an Event of Default under the Loan Documents. For purposes of this Amendment, "Assumed Liabilities" means the amount of severance payments potentially due to the Transferring Employees (as defined below) pursuant to the Thai Labor Protection Act as a result of their various lengths of employment with Fujitsu for which WD Thailand has agreed to be responsible pursuant to the Asset Purchase Agreement. For purposes of this Amendment, "Transferring Employees" means those employees of Fujitsu whose employment is to be transferred to WD Thailand as listed in the Asset Purchase Agreement and who execute an employee transfer agreement as required by the Asset Purchase Agreement.

*** Confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission.

           4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

              (a) receipt by Co-Agents of this Amendment duly executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders;

              (b) payment of $25,000 by Borrower to Agent, for the ratable benefit of Lenders; and

              (c) the absence of any Defaults or Events of Default as of the date hereof.

           5. Disclosure Schedules. On or before January 31, 2002, Borrower shall deliver to Co-Agents revised versions of Disclosure Schedules (3.8), (3.22), (6.3), (6.6) and (6.7). Failure by Borrower to comply with the foregoing covenant shall constitute an Event of Default under the Loan Documents.

           6. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

           7. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

           8. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

           9. Miscellaneous.

              (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

              (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

              (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

              (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

              (e) No Novation. Except as expressly provided in Sections 2 and 3 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of any Co-Agent or any Lender under the Credit Agreement or any other Loan Document,
(ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

              (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.


                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement has been duly executed as of the date first written above.



                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Administrative Agent, a Co-Agent and a Lender


                              By: ______________________________________________
                                      Robert S. Yasuda
                                      Duly Authorized Signatory

                              BANK OF AMERICA, N.A.,
                              as Documentation Agent, a Co-Agent and a Lender


                              By: ______________________________________________
                              Name:_____________________________________________
                              Title: ___________________________________________

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as a Lender


                              By: ______________________________________________
                              Name:_____________________________________________
                              Title: ___________________________________________

                              WESTERN DIGITAL TECHNOLOGIES, INC.,
                              a Delaware corporation formerly known as Western Digital Corporation


                              By: ______________________________________________
                              Name:_____________________________________________
                              Title: ___________________________________________

                              WESTERN DIGITAL (U.K.), LTD.,
                              a corporation organized under the laws of the United Kingdom


                              By: ______________________________________________
                              Name:_____________________________________________
                              Title: ___________________________________________

                              WESTERN DIGITAL (I.S.) LIMITED,
                              a corporation organized under the laws of Ireland


                              By: ______________________________________________
                              Name:_____________________________________________
                              Title: ___________________________________________